Leases	12 Months Ended
Dec. 31, 2025
Presentation of leases for lessee [abstract]
Leases

16. Leases

The Company has one lease contract solely for office space which has been modified during the year and has a remaining lease term of greater than five years. Generally, the Company is restricted from assigning and subleasing the leased asset. The lease contract includes lessee-only termination options and rent review provisions, which are discussed further below.

Refer to Note 11 for the carrying amounts of right of use assets recognized and the movements during the year.

The carrying amounts of lease liabilities and the movements during the year are as follows:

	2025	2024
	(in thousands)
	£	£
At January 1	190	396
Re-measurement of liability	520	—
Accretion of interest	20	17
Payments	(54)	(223)
Effect of foreign currency exchange differences	—	—
At December 31	676	190

Classified as:
Current	20	73
Non-current	656	117
	676	190

The maturity analysis of lease liabilities is as follows:

	2025	2024
	(in thousands)
	£	£
Contractual undiscounted payments
Not later than 1 year	68	82
Later than 1 year and not later than 3 years	183	123
Later than 3 years and not later than 5 years	189	—
Later than 5 years	562	—
Total contractual undiscounted payments	1,002	205
Less: effect of discounting	(326)	(15)
Discounted lease liabilities	676	190

16. Leases (continued)

The following amounts are recognized in the statements of operations with respect to lease contracts:

	2025	2024	2023
	(in thousands)
	£	£	£
Depreciation expense of right of use assets	65	207	212
Interest expense on lease liabilities (included in administrative expenses)	20	17	29
Total amount recognized in statements of operations	85	224	241

The Company had total net cash outflows for leases of £0.1 million in 2025 (2024: £0.2 million).

The Company’s lease contract includes fixed rental payments, together with scheduled rent-free periods. The lease also contains a market rent review clause, under which rental payments will be reset to the higher of the rent then payable and the prevailing market rent. As the outcome of this review cannot be reliably determined in advance, no adjustment has been made to the lease liability in respect of this review until the uncertainty is resolved.

The Company had a number of lease contracts that included both extension and termination options, plus the ongoing lease contract has various termination options. These options were negotiated by management to provide flexibility in managing the leased asset portfolio and align it with the Company’s business needs. No termination options have been exercised or are expected to be exercised. All of the extension options required a market rental review and the lease cost for the extension period would have typically been set at the higher of either the existing lease cost or the open market lease cost. The current lease does not contain any extension options and therefore the contractual lease term is limited to the agreed end date, subject only to the termination options described above. The Company extended its office lease contract in 2025, which resulted in a re-measurement of the right of use asset and lease liability of £0.5 million.